UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

OLYMPUS COMMUNICATIONS, L.P.

OLYMPUS CAPITAL CORPORATION

FRONTIERVISION OPERATING PARTNERS, L.P.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS, L.P.

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

ARAHOVA COMMUNICATIONS, INC.

(Exact name of registrants as specified in their respective charters)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware	0-16899	25-1844576
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5619 DTC Parkway—Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

(303) 268-6300

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 18, 2005, Adelphia Communications Corporation (the “Company”) and certain of its subsidiaries, including the registrants (collectively, with the Company, the “Debtors”), will file their fourth omnibus claims objection (the “Claims Objection”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  Pursuant to the Claims Objection, the Debtors are seeking to disallow and expunge, reduce and allow, or subordinate in excess of $61 billion of claims asserted against the Debtors.  The initial hearing on the Claims Objection is currently scheduled for June 21, 2005 before the Bankruptcy Court.  As the claims reconciliation process continues, additional objections may be filed with the Bankruptcy Court.

In accordance with general instruction B.2 of Form 8-K, the information in this report that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner NY Cable LLC, a subsidiary of Time Warner Cable Inc., the cable subsidiary of Time Warner Inc., and Comcast Corporation is approved and consummated, whether the proposed settlements with the Securities and Exchange Commission and the United States Attorney’s Office for the Southern District of New York and any other agreements needed to effect those settlements are approved by both the United States Bankruptcy Court for the Southern District of New York and the United States District Court for the Southern District of New York and consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its network, technological developments, changes in general economic conditions, and those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 18, 2005

OLYMPUS COMMUNICATIONS, L.P. (Registrant)

By:	ACC OPERATIONS, INC.,
its Managing General Partner

	By:			/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

OLYMPUS CAPITAL CORPORATION (Registrant)
By:	/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

FRONTIERVISION OPERATING PARTNERS, L.P.
(Registrant)

By:	FRONTIERVISION HOLDINGS, L.P.,
its General Partner

	By:			FRONTIERVISION PARTNERS, L.P.,
its General Partner

	By:	ADELPHIA GP HOLDINGS, L.L.C., its
General Partner

	By:	ACC OPERATIONS, INC., its Sole Member

		By:	/s/ Vanessa A. Wittman
			Name:	Vanessa A. Wittman
			Title:	Executive Vice President and Chief Financial Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)

By:	/s/ Vanessa A. Wittman
	Name:			Vanessa A. Wittman
	Title:			Executive Vice President and Chief Financial Officer

FRONTIERVISION HOLDINGS, L.P. (Registrant)

By:	FRONTIERVISION PARTNERS, L.P.,
its General Partner

	By:	ADELPHIA GP HOLDINGS, L.L.C., its
General Partner

	By:	ACC OPERATIONS, INC., its Sole Member

	By:	/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

FRONTIERVISION HOLDINGS CAPITAL
CORPORATION (Registrant)

By:	/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

FRONTIERVISION HOLDINGS CAPITAL II
CORPORATION (Registrant)

By:	/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

ARAHOVA COMMUNICATIONS, INC. (Registrant)

By:	/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer